UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2016

U.S. CONCRETE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34530	76-0586680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 N. Main Street

Euless, Texas 76039

(Address of principal executive offices, including ZIP code)

(817) 835-4105

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 23, 2016, U.S. Concrete, Inc. (the “Company”) and certain of its subsidiaries (the “Guarantors”) entered into a Purchase Agreement (the “Purchase Agreement”) with J.P. Morgan Securities LLC, as representative of the initial purchasers named therein (collectively, the “Initial Purchasers”), in connection with the Company’s offering of senior notes. The Purchase Agreement provides for, among other things, the sale by the Company of $400.0 million in aggregate principal amount of its 6.375% Senior Notes due 2024 (the “Notes”) issued under an indenture to be entered into among the Company, the Guarantors and U.S. Bank National Association, as the trustee. The Notes were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons in accordance with Regulation S under the Securities Act (the “Note Offering”). The Purchase Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions whereby the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other, have agreed to indemnify each other against certain liabilities. Under the Purchase Agreement, the Company also agreed to a 90-day lock-up period with respect to offering, selling, contracting to sell or otherwise disposing of any debt securities issued or guaranteed by the Company or any of the Guarantors and having a tenor of more than one year. In addition, the Purchase Agreement contemplates the execution by the Company and the Guarantors of a registration rights agreement relating to the Notes. The Note Offering is scheduled to close on June 7, 2016, subject to customary closing conditions.

The preceding summary of the Purchase Agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 8.01	Other Events.

On May 23, 2016, the Company issued a press release announcing the pricing of the Note Offering. A copy of the press release is filed as Exhibit 99.1 hereto, and the information contained in Exhibit 99.1 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

10.1	Purchase Agreement, dated May 23, 2016, by and among U.S. Concrete, Inc., the subsidiary guarantors party thereto, and J.P. Morgan Securities LLC, as representative of the initial purchasers.

99.1	Press Release of U.S. Concrete, Inc. dated May 23, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. CONCRETE, INC.

Date: May 23, 2016	By:	/s/ Joseph C. Tusa, Jr.
	Name:	Joseph C. Tusa, Jr.
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1	Purchase Agreement, dated May 23, 2016, by and among U.S. Concrete, Inc., the subsidiary guarantors party thereto, and J.P. Morgan Securities LLC, as representative of the initial purchasers.

99.1	Press Release of U.S. Concrete, Inc. dated May 23, 2016.